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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 1999 included in CECO Environmental Corp.'s Form 10-KSB for the year ended December 31, 1998.





                                                 /s/ Margolis & Company P.C.
                                                 -------------------------------
                                                 Margolis & Company P.C.



Bala Cynwyd, PA
September 22, 1999